Fair Value	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value

14. Fair Value

Assets and liabilities measured at fair value are based on one or more of the following three valuation techniques:

A.
Market approach: Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.
B.
Cost approach: Amount that would be required to replace the service capacity of an asset (replacement cost).
C.
Income approach: Techniques to convert future amounts to a single present amount based upon market expectations (including present value techniques, option-pricing, and excess earnings models).

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The financial assets or liabilities recorded at fair value on a recurring basis are set forth in the table below (in thousands):

	December 31, 2024	December 31, 2023	Valuation Technique
Assets:
Interest rate swaps (Level 2)	$10,633	$24,947	A
Total assets	$10,633	$24,947

Liabilities:
Contingent consideration (Level 3)	$8,386	$5,331	C
Total liabilities	$8,386	$5,331

The fair values of our interest rate swaps are based upon Level 2 inputs, which include valuation models. The key inputs for the valuation models are quoted market prices, interest rates, forward yield curves, and credit risk adjustments that are necessary to reflect the probability of default by the counterparty or us. For disclosures about the fair value measurements of our derivative instruments, refer to Note 6.

The contingent consideration represents future earn-outs and a post-closing equity adjustment feature, both associated with acquisitions, which are recognized as part of the purchase price at the estimated fair value on the acquisition date. These liabilities are classified as accrued expenses and long-term liabilities in our accompanying consolidated balance sheets.

The fair values of the liabilities associated with future earn outs were derived using the income approach with unobservable inputs, which included future earnings forecasts and present value assumptions, and there was little or no market data (Level 3). The Company will re-assess the fair values on each reporting period thereafter until settlement.

The preliminary fair value of the liability associated with post-closing equity adjustment feature related to the Haven Hospice acquisition was derived with unobservable inputs using a Monte Carlo simulation, where the common stock price of the Company was evolved using a Geometric Brownian Motion of a period from the valuation date to the end of the fourth anniversary of closing. Estimated equity volatility was based on historical volatility, implied volatility, and peer group volatility over various periods. The Company will re-assess the fair value at each reporting period with changes in value being recorded through the consolidated statements of operations. The ultimate settlement of the liability will be through either issuance of additional equity shares and/or additional cash paid in the case of net realized losses on sales; or reduction of the outstanding balance of the seller note, in the case of net aggregate realized gain on sales up to the amounts previously paid.

The following table summarizes the changes in fair value of the Company’s contingent consideration for the years ended December 31, 2024 and 2023, as follows (in thousands):

Balance at January 1, 2023	$5,818
Additions from acquisitions	3,319
Contingent consideration payments	(3,362)
Change in fair value	(444)
Balance at December 31, 2023	$5,331
Addition of acquisition earn-out	200
Addition of post-closing equity adjustment feature	4,750
Contingent consideration payments	(4,156)
Change in fair value	2,261
Balance at December 31, 2024	$8,386

Assets Measured at Fair Value on a Non-Recurring Basis

The Company’s non-financial assets, such as goodwill and long-lived assets are adjusted to fair value when an impairment charge is recognized.

During the years ended December 31, 2024 and 2023, we recorded no goodwill impairment.

Long-lived assets include operating lease assets and definite-lived intangible assets. During the year ended December 31, 2024 and 2023, we concluded that sufficient indicators existed to require us to perform recoverability tests by comparing the sum of the estimated undiscounted future cash flows attributable to the assets to their carrying values. Approximately $4.0 million and $2.5 million of impairment charges related to definite-lived intangible assets and operating lease right-of-use assets were recorded for the years ended December 31, 2024 and 2023, respectively. The fair value of these assets at the time of impairment was determined to be zero. To determine fair value, we used the income approach, which assumes that the future cash flows reflect current market expectations. These fair value measurements require significant judgment using Level 3 inputs, such as discounted cash flows from operations, which are not observable from the market, directly or indirectly. There is uncertainty in the projected future cash flows used in the Company’s impairment analysis, which requires the use of estimates and assumptions.

If actual performance does not achieve the projections, or if the assumptions used change in the future, we may be required to recognize impairment charges in future periods.